Raymond James Institutional Investors Conference March 2, 2004

Polaris at a glance: Founded in 1954 Manufacturer of a diversified mix of high- quality, high-performance motorized products for recreational and utility use Manufacturing and distribution facilities located in Minnesota, Wisconsin, Iowa and South Dakota Highly productive non-union workforce - 3,400 strong Product innovation key to success National and international distribution system - nearly 2,000 dealers in North American and over 50 distributors and 5 subsidiaries in 126 countries

Products (% of 2003 Sales) Strengths/Opportunities Strong Business Foundation $1.0 Billion business Growth opportunities going forward Maintain leadership position Generate cash $300-500MM long-term opportunity Superior product features Minimum investment Upside only Highest margin product ATV's 65% Snowmobiles 14% PWC 3% Victory 4% PG&A 14%

1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 Guidance 512 805 1079 1157 1009 1153 1296 1393 1487.6 1521.3 1605.9 1605.9 80 Ten Year CAGR: 12.0% A Consistent Track Record... Sales 1993-2003 5-8% range

1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 Guidance 0.61 0.99 1.1 1.12 1.23 1.36 1.54 1.75 1.94 2.19 2.46 2.46 0.31 Ten Year CAGR: 15% Earnings Per Share 1993-2003 (diluted) $2.65 - $2.77 8-13% Increase 23 consecutive quarters of increased sales and earnings 22 consecutive years of earnings growth Note: Shares and earnings per share data have been adjusted to reflect the two-for-one stock split declared on January 22, 2004 and payable on March 8, 2004 to shareholders of record on March 1, 2004.

Ten Year CAGR: 11% Cash Flow* 1993-2003 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 59 87 89 95 97 107 115 127 147 168 171 (Dollars in Millions) *Before Changes in Current Operating Items and Deferred Taxes Note: A reconciliation of the Company's calculation of cash flow provided to the most directly comparable cash flow measure, as required by Regulation G, appears in the appendix of this presentation.

Return on Shareholders Equity 1993-2003 Significantly Above Industry Average 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 0.41 0.43 0.42 0.45 0.4 0.44 0.47 0.44 0.41 0.4 0.37

Debt to Total Capital Ratio 1993-2003 Ample Credit Capacity 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 0 0 0.25 0.18 0.13 0.12 0.19 0.19 0.07 0.06 0.05

Dividends (per share) 1996 1997 1998 1999 2000 2001 2002 2003 2004* 0.3 0.32 0.36 0.4 0.44 0.5 0.56 0.62 0.92 +48% * On January 22, 2004, the Polaris Industries Inc. Board of Directors voted to raise the 2004 quarterly dividend 48% to $0.23 per quarter Note: Shares and earnings per share data have not been adjusted to reflect the two-for-one stock split declared on January 22, 2004 and payable on March 8, 2004 to shareholders of record on March 1, 2004.

1996 1997 1998 1999 2000 2001 2002 2003 East 1 3 2.2 3 2.4 2.2 2.4 2.4 Cumulatively to date have repurchased 18.6 million of 23.0 million authorized for a total of $382 million. Share Repurchases 1996 1997 1998 1999 2000 2001 2002 2003 East 14 40 38 52 40 49 76 73 In Millions In Millions In dollars Shares repurchased Note: Shares have been adjusted to reflect the two-for-one stock split declared on January 22, 2004 and payable on March 8, 2004 to shareholders of record on March 1, 2004.

The Past Five Years have been Good... The Past Five Years have been Good... .......The Next Five Years Could Be Better One Year Total Return December 31, 2002 - December 31, 2003 Five Year Total Return December 31, 1998 - December 31, 2003 December 31, 2003 December 31, 2003 December 31, 2003 December 31, 2003

Why Polaris? - Investment Appeals Superior financial track record 22 consecutive years of earnings per share growth 23 consecutive quarters of increasing sales and earnings Consistent generator of cash flow Strong balance sheet - debt to equity at 5% at year end 2003 High return on equity averaging 42% over the past 5 years Growing markets (ATVs, motorcycles, PG&A, financial services) Market leader in core markets (ATVs, Snowmobiles) Established and leveragable brand (Polaris -The Way Out) Strong management team

1999 2000 2001 2002 2003 650 775 861 982 1041 Worldwide ATV Industry Growth Year 2003: 6% growth 1999 2000 2001 2002 2003 2004 Guidance 734 827 827 938 1043 1043 52 In Millions Polaris ATV Outlook Waves of new product news - 80%+ new and more in development Product ride and handling leadership in every segment Driving quality to industry leading levels Margin expansion continues via cost down, product mix and product development Best team in industry - productive, innovative, knowledgeable Strong marketshare position We sell more ATVs than any other product with plenty of room to grow We're gaining momentum outside our traditional strongholds Sport ATV International 38% of ATV buyers are first-time buyers ATV sales historically have ridden out bumps in the economy The RANGER continues to gain market share Reasons Why We Like the ATV Business Mid- single Digit Growth 13

u ATVs u ATVs u ATVs Product Innovation Predator RANGER TM (Taskmaster) All-Terrain Pickup (ATP) Named "ATV of the Year" by ATV Magazine Sportsman 700 EFI Like... MV (Military Version) MV (Military Version)

1999 2000 2001 2002 2003 Cruisers 184 220 259 308 344 Touring 65.2 80.2 90 107 143 All Motorcycles 340 420 432 514 560 Motorcycle Industry Growth Year 2003 growth for cruisers and touring combined was 5% Victory Outlook Drive brand awareness "The Victory Challenge" rides Advertising, shows/events Continue dealer upgrades / enhancements Continue to drive quality to industry leading levels Successfully introduce the new Kingpin(tm) motorcycle Grow margins through volume and cost control The U.S. motorcycle market is big and growing Victory strategy is taking hold Dealerships continue to improve Brand identity is improving The Vegas and Kingpin participate in segments for Victory that are 54% of the premium cruiser and touring cruiser market We have introduced a new custom order program - the first in the industry Reasons Why Victory is Taking Off 1999 2000 2001 2002 2003 2004 Guidance East 40 18 19 34 57 57 10 +70% Continued Solid Growth - about 20% 15

The Victory Vegas, Kingpin and Touring Cruiser participate in segments that are 89% of the premium cruiser and touring cruiser market 27% Classic Cruiser1 27% Custom Cruiser 2 20% Touring Cruiser (Hard) 3 15% Touring Cruiser (Soft) 4 11% Low-Rider Cruiser Premium Cruiser Current Market Breakdown Vegas Kingpin Recent Awards for Vegas Model: 2003 Cruiser of the Year (Cruiser Magazine) 2003 Best V-Twin Motorcycle (V-Twin Magazine) 2003 Best Cruiser (Cycle World & Motorcyclist Magazines) 16 Kingpin segment Vegas segment Touring Cruiser Kingpin Deluxe

1998 1999 2000 2001 2002 2003 255.9 233 213 213 206 187 Worldwide Snowmobile Industry Growth Season-end March 31 Polaris Snowmobile Outlook Continue strong brand loyalty Great team that knows the business Reduce dealer inventory Solid business - in great shape when it snows Introduce new snowmobile 1999 2000 2001 2002 2003 2004 Guidance East 313 302 373 293 229 229 44 Market leadership 50 years of experience in the business On top of environmental and emissions regulations Engineering, innovation is key; Polaris continues to bring new innovative products to market Reasons to Keep the Faith in Snowmobiles - 22% Up double digits 17

Engineering Innovation is Key 2004: Continue to control dealer inventory, successfully introduce new snowmobiles Continue to bring new product innovation to market Fusion 900 RMK 900 RMK 900 RMK 900 RMK The all new 2005 Fusion

1999 2000 2001 2002 2003 2004 Guidance East 52 66 60 53 54 54 3 1999 2000 2001 2002 2003 134 120 102 99 99 Worldwide PWC Industry Growth Legislative and regulatory concerns Polaris PWC Strengths/Outlook Successfully introduce MSX 4-stroke Grow revenue / profits Continue to drive quality improvements Continue to improve PWC dealer engagement Capitalize on improving economy Season-end September 30 PWC industry sales decline has slowed Approximately flat in 2003 Regulatory outlook is improving New engines and new buyers are changing the sport Polaris innovation and quality continues New MSX line introduced in 2003 Introduced the 2003 EX2100 Sport boat line Reasons We Believe the Personal Watercraft Business Will Rebound +1% Modest sales growth 19

Polaris innovation continues continues continues continues MSX 140 2-Stroke 2004: Successfully introduce MSX platform, new four-stroke technology MSX 150 4-Stroke 2003 Polaris MSX 140 named "Watercraft of the Year" by Watercraft World"

Polaris PG&A Outlook Accelerate product innovation Improve overall product and service quality Continue cost reductions Continue to train dealers on selling PG&A 3 Year CAGR: 15% 1999 2000 2001 2002 2003 2004 Guidance East 158 180 209 203 223 223 13 Snowmobiles PWC ATVs PG&A Motorcycles 26 4 59 7 4 PWC 4% General Merchandise 7% ATV / RANGER 59% Snowmobiles 26% Victory 4% 2003 Sales Breakdown Over 40,000 items available related to our core products Personalizing "The Way Out" is increasing Over 2 million Polaris machines generate a big opportunity for future PG&A sales Reasons PG&A is Our #3 Revenue Producer Parts Garments Accessories 51 6 43 2003 PG&A Sales by Product Accessories 43% Garments 6% Parts 51% + 10% Up 5-8% 21

Quality and Productivity are Key in a Slow-to- Recover Economic Environment Productivity continues to get better 9% reduction in Sportsman product cost in last two years 1999 2000 2001 2002 2003 East 386 391 419 434 475 1999 2000 2001 2002 2003 Sales per employee ($ in thousands) Polaris sales per employee is nearly twice the industry average 2000 2001 2002 2003 2004 Guidance East 0.207 0.206 0.218 0.224 0.224 0.015 Gross Margin Percentage Improve 20-40 Bpts

Financial Services - Growth Opportunity Generated $23.6 million in income in 2003 High return on investment 33% in 2003 Portfolio losses are within industry norms Retail penetration rate continues to increase 32% at December 31, 2003; 23% in 2002, up from 17% in 2001 Credit worthiness has not been compromised Delinquency and loss trends are not showing signs of deterioration Polaris Financial Services Wholesale Financing Retail Financing Extended Service Contracts Consumer & Dealer Insurance December 31, 2001 December 31, 2002 December 31, 2003 Receivable Portfolio

Opportunity to Improve Distribution To grow the Company, we must help our dealers to improve Build dealer profitability Leverage Polaris' competitive advantages Assist dealer showroom expansion through Capital Assistance Program Utilize holdback program to reward better dealers.

Expectations for 2004 Year End 2003 results: Reported record sales and earnings 23rd consecutive quarter of increasing sales and earnings EPS up 12% on 6 % sales growth ATVs, Motorcycles, PG&A, International and Financial Services grew Higher gross margins contributed to the improvement in earnings 2004 Guidance EPS up 8% to 13% to $2.65 to $2.77 per share 5% to 8% sales growth

In Summary - The Roadmap Keep driving innovation - deliver a higher percentage of great new products New Polaris Development Process is key Maintain strong positions in ATVs and snowmobiles Continue to drive quality improvement as #1 internal objective Continue improvements in PWC and Victory business units Expand Financial Services and PG&A Continue to drive efficiency/cost improvements via platform consolidation, making more engines internally, factory productivity, cost-efficient component sourcing, etc. Ride economic recovery Keep strengthening the team Continue improving the dealerships Execute a sensible acquisition

1995 Private Securities Reform Act Polaris Industries Inc. Disclosure Statement Our presentation and responses to your questions may contain certain statements which may be considered forward looking for the purposes of the Private Securities Reform Act of 1995. We caution you that actual results could differ materially from those projected in a forward looking statement which by their nature involve risk that results may differ from those anticipated. Additional information concerning the factors that could cause results to differ materially from those anticipated may be found in Polaris' annual report, 10-K, 8-K, 10-Q and form S-3 registration statements.

Appendix Regulation G Reconciliation Regulation G Reconciliation Regulation G Reconciliation